                     FIRST AMENDMENT TO LEASE AGREEMENT

    THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is made this 9th day of December, 1998 by and between COPT BRANDON, LLC ("Landlord") and BALTIMORE GAS AND ELECTRIC COMPANY, ("Tenant")

                               WITNESSETH:

    WHEREAS, by Lease Agreement dated April 27, 1993 (the "Original Lease") between Constellation Properties, Inc. (the "Original Landlord") and Tenant, the Original Landlord leased to Tenant and Tenant leased from Original Landlord that certain office space containing 7,470 rentable square feet (the "Leased Premises"), and located within the building owned by Original Landlord at 7609 Energy Parkway, Baltimore, Maryland 21226.

    WHEREAS, effective September 28, 1998, the Original Landlord assigned all of its right, title and interest in the Original Lease to Landlord.

    NOW, THEREFORE, in consideration of the sum of Five Dollars ($5.00), paid by the Landlord and Tenant, each to the other, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Lease as follows:

    1. Paragraph Numbered 2. - Term:

    This Lease Extension shall be for a term ("Term") of 19 months commencing July 1, 1999 and extending through December 31, 2000.

    2. Paragraph Numbered 3. - Renewal Terms:

    Delete this paragraph in its entirety.

    3. Paragraph Numbered 4. - Rent



    As rent for the Premises during this extension Term, Tenant shall pay to Landlord an annual base rent (herein "Base Rent") set forth on the schedule below, in advance, in monthly installments on the first day of each calendar month during each respective Lease Year as set forth below, and without deduction, setoff or demand except as otherwise specifically set forth herein:


                                                      Monthly Installment
     Lease Year           Annual Base Rent            of Annual Base Rent
     ----------           ----------------            -------------------
First Lease Year            $49,302.00                     $4,108.50
Second Lease Year           $51,274.08                     $4,272.84

    4. Paragraph Numbered 28. - Notices

    Delete "Attention: Claude S. Cohen, Supervisor, Real Estate Operations" and replace with "Director, Real Estate and Facilities Planning."

    5. Except as herein modified or amended, the parties hereto do hereby ratify and confirm the Lease and all terms, covenants and conditions thereof which shall continue in full force and effect. To the extent of any inconsistency between the Lease and this First Amendment, the terms of this First Amendment shall prevail.

    IN WITNESS WHEREOF, this First Amendment has been executed the day and year first above written.


    WITNESS:                             COPT. BRANDON, LLC



    /s/ Karen [ILLEGIBLE]                By: /s/ Roger A. Waesche, Jr.
    ------------------------------          -------------------------- (SEAL)
                                                 Roger A. Waesche, Jr.
                                                 Senior Vice President


    ATTEST/WITNESS:                      BALTIMORE GAS AND ELECTRIC COMPANY



    /s/ A. M. Thompson                   By: /s/ Stephen C. Roth
    ------------------------------          --------------------------  (SEAL)
                                                 Stephen C. Roth
                                                 Director-Real Estate
                                                   and Planning